UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 31, 2010
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Universal Gold Mining Corp.
(Exact name of registrant as specified in its charter)
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Nevada	333-140900	20-4856983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bentall Four Centre Suite 3474 – 1055 Dunsmuir Street Vancouver, British Columbia	V7X 1K8
(Address of principal executive offices)	(Zip Code)

(604) 608-0223
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(Registrant’s telephone number, including area code)

_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Universal Gold Mining Corp., a Nevada corporation (“UGMC”), executed Amendment No. 1, dated as of December 31, 2010 (the “Option Agreement Amendment”), to the Option Agreement, effective as of November 30, 2010, with N.C.G.A. Project Acquisition Corp., a Cayman Islands corporation (“NCGA”).  The Option Agreement Amendment includes, among other things, UGMC’s consent to NCGA’s entry into Amendment No. 1, dated as of December 31, 2010 (the “Share Purchase Agreement Amendment”), to the Share Purchase Agreement dated as of November 30, 2010, among NCGA, TWL Investments Ltd., James Randall Martin, Sergio Rios Molina (collectively, the “Sellers”) and Thomas William Lough.  Copies of the Option Agreement Amendment and the Share Purchase Agreement Amendment are attached hereto as Exhibits 2.1 and 2.2, respectively.

The Share Purchase Agreement Amendment, among other things (a) extends from December 31, 2010 to February 15, 2011, the date by which the parties to the Share Purchase Agreement may terminate such agreement if the closing of such agreement does not occur on or before such date, (b) inserts as a closing condition of the Share Purchase Agreement that James Randall Martin be appointed as a director and a Non-executive Chairman with effect from (and subject to) the date of the closing of the Share Purchase Agreement, as amended, (c) includes an agreement to pay an additional $125,000 upon the execution of the Share Purchase Agreement Amendment and an additional $125,000 upon the closing of the Share Purchase Agreement, as amended, and (d) inserts as a covenant to the Share Purchase Agreement that concurrently with the closing of the Share Purchase Agreement, as amended, NCGA shall cause HemcoNic (as defined in the Share Purchase Agreement) to grant to the Sellers a right to receive a deferred consideration payment equal to $1.00 for each ounce of gold established in any category of resource (other than an inferred resource) or reserve in the HemcoNic Non-Mine Concession (as defined in the Share Purchase Agreement Amendment) measured in compliance with a National Instrument 43-101 of the Canadian Securities Administrators resource report, up to a maximum of $5,000,000.

The foregoing is a summary of the terms of the Option Agreement Amendment and the Share Purchase Agreement Amendment and does not purport to include all of the terms of such agreements. The summary of each of the Option Agreement Amendment and the Share Purchase Agreement Amendment is subject to, and qualified in its entirety by, the full text of the Option Agreement Amendment attached hereto as Exhibit 2.1 and the Share Purchase Agreement Amendment attached hereto as Exhibit 2.2, both of which are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Amendment No. 1 to the Option Agreement, dated as of December 31, 2010, between N.C.G.A. Project Acquisition Corp. and Universal Gold Mining Corp.

2.2
Amendment No. 1 to the Share Purchase Agreement, dated as of December 31, 2010, among N.C.G.A. Project Acquisition Corp., TWL Investments Ltd., Thomas William Lough, James Randall Martin and Sergio Rios Molina.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL GOLD MINING CORP.

By:	/s/ Craig Niven
Name: Craig Niven
Title: Interim Chief Financial Officer and Assistant Secretary

Dated:  January 6, 2011